Exhibit 10.20

                                LEASE AGREEMENT
                           BUSINESS AND COMMERCIAL USE


      THIS LEASE AGREEMENT, made the 28th day of January 2003,

      BETWEEN Future Land Investments, Inc. referred to as the "Landlord", whose address is 149 Durham Road, South Plainfield, NJ

      AND Two River Community Bank referred to as the "Tenant", whose address is 1250 Highway 35 South, Middletown, NJ

      1. Premises. The Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises:

          500-502 Angel Street and Highway 35
          Aberdeen, New Jersey
          Lot 1.01 on the attached survey(Excluding lot 1.02)

      2. Term. This Lease is for a term of Ten (10) Years commencing on April 1, 2003, and ending on March 31, 2013, with two renewal options of Five (5) year terms. Each renewal shall be under the terms and conditions as the primary lease. The option to renew shall be given in writing with in six (6) months preceding the lease termination.

      3. Use. The premises are to be used and occupied only and for no other purchase than Banking . The Tenant will not, and will not allow others to occupy or use the Premises or any part thereof for any purpose other than as specified in this Paragraph 3, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

      4. Rent. The Tenant agrees to pay $3,900 a month as rent, to be paid as follows: $3,900.00 per month, due on the 1st day of each month. The first payment of rent and security deposit is due of $7,850.00 upon the signing of this Lease by the Tenant. The Tenant must pay a late charge of $ 100.00 as additional rent for each payment that is more than 10 days late. This late charge is due with the monthly rent payment. The Tenant must also pay a fee of $25.00 as additional rent for any dishonored check. From January 1, 2003 through March 31, 2003 no rent is due and tenant shall be permitted to occupy the premises and prepare for the construction. From April 1, 2003 to September 30, 2003 the rent shall be $2000.00 a month. Starting from October 1, 2003 on rent will be the full amount of $3,900.00.

      5. Repairs and Care. The Tenant has examined the Premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant will take good care of the Premises and will, at the Tenant's own cost and expense, make all repairs, including painting, decorating, and will maintain the Premises in good condition and state of repair, and at the end or other expiration of the term hereof, will deliver up the Premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant will neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but will keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice

      6. Alterations and Improvements. No alterations, additions or improvements may be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, may be installed in or attached to the Premises, without the written consent of the Landlord. Unless otherwise provided herein, such alterations, etc., when made, installed in or attached to the Premises, will belong to and become the property of the Landlord and will be surrendered with the Premises and as part thereof upon the expiration or sooner termination of this Lease, without hindrance, molestation or injury. Consents from Landlord shall not be unreasonably withheld.

      7. Signs. The Tenant may not place nor allow to be placed any signs upon, in or about the Premises, except as may be consented to by the Landlord in writing. The Landlord or the Landlord's agents, employees or representatives may remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Premises or any part thereof, but such signs will be replaced at the Landlord's expense when such repairs, alterations or improvements are completed. Any signs permitted by the Landlord will at all times conform with all municipal ordinances or other laws and regulations applicable thereto. Consents from Landlord shall not be unreasonably withheld.

      8. Utilities. The Tenant will pay when due all rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the Premises or charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges will be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

      9.1 Compliance with Laws, etc. The Tenant will promptly comply with all laws, ordinances, rules, regulations, requirements and directives of all Governmental or Public Authorities and of all their subdivisions, applicable to and affecting the Premises, or the use and occupancy of the Premises, and will promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

      9.2 Regulatory Approval. The obligation of TENANT to comply with the terms and conditions of this Lease are subject to the receipt by Tenant of appropriate federal and state regulatory approvals for the operation of a branch of its bank in the Demised Premises within ninety (90) days of date hereof. The Tenant shall use its best efforts to immediately apply for said federal and state approvals and to diligently prosecute its approval applications. In the event that the TENANT has not obtained said approvals within ninety (90) day period, then the LANDLORD OR THE TENANT shall have the right to terminate this Lease, in which event neither party shall have any further obligation. Tenant will forfeit security deposit and all rents paid is terminated by the tenant.

      10. Assignment. The Tenant will not, without the written consent of the Landlord, assign, mortgage or hypothecate this Lease, nor sublet or sublease the Premises or any part thereof. The restrictions on assignment and subletting will also apply to: (a) any assignment or subletting that occurs by operation of law (including by reason of the death of the Tenant, if the Tenant is an individual, or, if the Tenant is an entity, by merger, consolidation, reorganization, transfer or other change in or of the Tenant's structure); (b) any assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency or other proceedings; (c) the sale, assignment or transfer of all or substantially all of the assets of the Tenant outside of the ordinary course of the Tenant's business, with or without specific assignment of this Lease, or (d) if the Tenant is an entity, the direct or indirect sale, redemption or other transfer of fifty percent (50%) or more of the voting equity interests in the Tenant or the acquisition of a fifty percent (50%) or more voting equity interest in the Tenant. Consent of the Landlord will not be unreasonably withheld or delayed.

      11. Liability Insurance. The Tenant, at Tenant's own cost and expense, will obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the
Premises for injuries to any persons, for limits of not less than $300,000.00 for property damage, $1,000,000.00 for injuries to more than one person, in any one accident or occurrence. The insurance policies will be with companies authorized to do business in this State and will be delivered to the Landlord, together with proof of payment, not less than fifteen (15) days prior to the commencement of the term hereof or of the date when the Tenant enters in possession, whichever occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant will deliver a renewal or replacement policy with proof of the payment of the premium therefor.

      12. Indemnification. The Tenant will hold harmless and indemnify the Landlord from and for any and all payments, expenses, costs, reasonable attorney fees (including attorney fees incurred in enforcing the Tenant's obligations under this Paragraph 12) and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy of the Premises by the Tenant or business of the Tenant.

      13. Mortgage Priority. This Lease will not be a lien against the Premises with respect to any mortgages that are currently or may hereafter be placed upon the Premises. Such mortgages will have preference and be superior and prior in lien to this Lease, irrespective of the date of recording of such mortgages. The Tenant will execute any instruments, without cost, which may be deemed necessary to further effect the subordination of this Lease to any such mortgages. A refusal by the Tenant to execute such instruments is a default under this Lease.

      14. Condemnation Eminent Domain. If any portion of the premises of which the Premises are a part is taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceeding or actions, the Landlord grants an option to purchase and or sells and conveys the Premises or any portion thereof, to the governmental or other public authority, agency, body or public utility seeking to take the Premises or any portion thereof, then this Lease, at the option of the Landlord, will terminate, and the term hereof will end as of such date as the Landlord fixes by notice in writing. The Tenant will have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings. The Tenant may, however, file a claim for any taking of fixtures and improvements owned by the Tenant, and for moving expenses. Except as provided in the preceding sentence, all rights of the Tenant to damages, if any, are hereby assigned to the Landlord. The Tenant will execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the Premises or any portion thereof. The Tenant will vacate the Premises, remove all of the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord. The Tenant will repay the Landlord for such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

      15. Fire and Other Casualty. If there is a fire or other casualty, the Tenant will give immediate notice to the Landlord. If the Premises are partially damaged by fire, the elements or other casualty, the Landlord will repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder will not cease. If, in the opinion of the landlord, the Premises are so substantially damaged as to render them untenantable, then the rent will cease until such time as the Premises are made tenant able by the Landlord. If, however, in the opinion of the Landlord, the Premises are so substantially damaged that the Landlord decides not to rebuild, then the rent will be paid up to the time of such destruction and this Lease will terminate as of the date of such destruction. The rent, and any additional rent, will be apportioned as of the termination date, and any rent paid for any period beyond that date will be repaid to the Tenant. However, the preceding provisions of this Paragraph 15 will not become effective or be applicable if the fire or other casualty and damage are the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed will continue and the Tenant will be liable to the Landlord for the damage and loss suffered by the Landlord. If the Tenant is insured against any of the risks herein covered, then the proceeds of such insurance will be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such insurance carriers will have no recourse against the Landlord for reimbursement.

      16. Reimbursement of Landlord. If the Tenant fails or refuses to comply with any of the terms and conditions of this Lease, the Landlord may carry out and perform such conditions at the cost and expense of the Tenant, which amounts will be payable on demand to the Landlord. This remedy will be in addition to such other remedies as the Landlord may have by reason of the breach by the Tenant of any of the terms and conditions of this Lease.

      17. Increase of Insurance Rates. If for any reason it is impossible to obtain fire and other hazard insurance on the buildings and improvements on the Premises in an amount and in the form and from insurance companies acceptable to the Landlord, the Landlord may, at any time, terminate this Lease, upon giving to the Tenant fifteen (15) days' notice in writing of the Landlord's intention to do so. Upon the giving of such notice, this Lease will terminate as of the date specified in such notice. If by reason of the use to which the Premises are put by the Tenant of character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards increase, the Tenant will, upon demand, pay to the Landlord, as additional rent, the amounts by which the premiums for such insurance are increased.

      18. Inspection and Repair. The Landlord and the Landlord's agents, employees or other representatives, will have the right to enter into and upon the Premises or and part thereof, at all reasonable hours, on any reasonable prior notice, for the purpose of examining the Premises or making such repairs of alterations therein as may be necessary for the safety and preservation thereof. This clause will not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

      19. Right to Exhibit. The Tenant will permit the Landlord and the Landlord's agents, employees or other representatives to show the Premises to persons wishing to rent or purchase the Premises, and Tenant agrees that on and after six (6) months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representative will have the right to place notices on the front of the Premises or any part thereof, offering the Premises for rent or sale; and the Tenant will permit the same to remain thereon without hindrance or molestation. The Tenant will also permit the Landlord and the Landlord's agents, employees or other representatives to show the Premises to prospective mortgagees of the Premises or the land and improvements of which the Premises are a part.

      20. Removal of Tenant's Property. Any equipment, fixtures, goods or other property of the Tenant that are not removed by the Tenant upon the termination of this Lease, or upon any quitting, vacating or abandonment of the Premises by the Tenant, or upon the Tenant's eviction, will be considered as abandoned and the Landlord will have right, without any notice to the Tenant, to sell or otherwise disprove of the same, at the expense of the Tenant, and will not be accountable to the Tenant for any part of the proceeds of such sale, if any.

      21. Events of Default; Remedies Upon Tenant's Default. The following are "Events of Default" under this Lease: (a) a default by the Tenant in the payment of rent, or any additional rent when due or within ten (10) days thereafter; (b) a default by the Tenant in the performance of any of the other covenants or conditions of this Lease, which the Tenant does not cure within thirty (30) days after the Landlord gives the Tenant written notice of such default; (c) the death of the Tenant (if the Tenant is an individual); (d) the liquidation or dissolution of the Tenant (if the Tenant is an entity) ; (e) the filing by the Tenant of a bankruptcy, insolvency or receivership proceeding; (f) the filing of a bankruptcy, insolvency or receivership proceeding against the Tenant which is not dismisses within thirty (30) days after the filing thereof; (g) the appointment of, or the consent by the Tenant to the appointment of, a custodian, receiver, trustee, or liquidator of all or a substantial part of the Tenant's assets; (h) the making by the Tenant of an assignment for the benefit of creditors or an agreement of composition; (i) if the Premises are or become abandoned, deserted, vacated or vacant; (j) the eviction of the Tenant; or (k) if this Lease, the Premises or the Tenant's interest in the Premises passes to another by virtue of any court proceedings, writ of execution, levy, or judicial or foreclosure sale. If an Event of Default occurs, the Landlord, in addition to any other remedies contained in this Lease or as may be permitted by law, may either by force or otherwise, without being liable for prosecution thereof, or for damages, re-enter, possess and enjoy the Premises. The Landlord may then re--let the Premises and receive the rents thereof and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have incurred in re--entering and repossessing the Premises and in making such repairs and alternations as may be necessary; and second to the payment of the rents due hereunder. The Tenant will remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re--entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, and deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

      22. Termination on Default. If an Event of Default occurs, the Landlord may, at anytime thereafter, terminate this Lease and the term hereof, upon giving the Tenant five (5) days' notice in writing of the Landlord's intention so to do. Upon giving of such notice, this Lease and the term hereof will end on the date fixed in such notice as if such date was the date originally fixed in this Lease for the expiration hereof; and the Landlord will have the right to remove all persons, goods, fixtures and chattels from the Premises, by force or otherwise, without liability for damage.

      23. Non-Liability of Landlord. The Landlord will not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical gas, power conveyor, refrigeration, sprinkler, air--conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other tenant or of the Landlord or the Landlord's or the Tenant's or any other tenant's agents, employees, guests, invitees, subtenants, assignees or successors; or attribute to any interference with, interruption of, or failure beyond the control of the Landlord, of any services to be furnished or supplied by the Landlord. This limitation on the Landlord's liability will not apply to damage or injury resulting from gross negligence or willful misconduct of the Landlord or the Landlord's agents, employees, guests, licensees, invitees, assignees or successors.

      24. Non-Waiver by Landlord. The various rights, remedies, options, and elections of the Landlord under this Lease are cumulative. The failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this Lease or to exercise any election or option, or to resort or have recourse to any remedy conferred in this Lease or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one remedy conferred in this Lease or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, will not be constructed or deemed to be waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same will continue in full force and effect.

      25. Non-Performance by Landlord. This Lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, will not be affected, curtailed, impaired or excused because of the Landlord's inability to supply and service or material called for in this Lease, by reason of any rule, order, regulation, or preemption by any governmental entity, authority, department, agency, or subdivision or for any delay which may arise by reason or negotiations for the adjustment of any fire or other casualty loss because of strikes or other labor trouble or any cause beyond the control of the Landlord.

      26. Validity of Lease. The terms, conditions, covenants and provisions of this Lease will be deemed to be severable. If any clause or provision contained in this Lease is adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it will not affect the validity of any other clause or provision in this Lease, but such other clauses or provisions will remain in full force and effect.

      27. Notices. All notices required under the terms of this Lease will be given and will be complete by mailing such notices by certified or registered mail, return receipt requested, or by hand delivery, fax or overnight delivery service, to the address of the parties as shown at the beginning of this Lease, or to such other address as may be designated in writing, with notice of change of address is given in the same manner.

      28. Title and Quiet Enjoyment. The Landlord covenants and represents that the Landlord is the owner of the Premises and has the right and authority to enter into, execute and deliver this Lease; and does further covenant that the Tenant on paying the rent and performing the conditions and covenants contained in this Lease, will and may peaceably and quietly have, hold and enjoy the Premises for the term of this Lease.

      29. Entire Contract. This Lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the leasing of the Premises, or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, will be binding unless reduced to writing and signed by the Landlord and the Tenant.

      30.1 Adjustment of Rent (A.) Tax Increase. If in any calendar year during the term and of any renewal or extension of the term hereof, the annual municipal taxes assessed against the land and improvements leased hereunder or of which the Premises are a part, are greater than the municipal taxes assessed against such lands and improvements for the calendar year 2003, which is hereby designated as the base year, then, in addition to the rent fixed in this Lease, the Tenant will pay a sum equal to the amount by which such tax exceeds the annual tax for the base year, inclusive of any increase during any such calendar year. Such sum will be considered as additional rent and will be paid in as many equal installments as there are months remaining in the calendar year in which such taxes exceed the taxes for the base year, on the first day of each month in advance, during the remaining months of that year. If the term hereof commences after the first day of January or terminates prior to the last day of December in any year, then such additional rent resulting from a tax increase will be proportionately adjusted for the fraction of the calendar year involved.

      30.2 Adjustment of Rent (B) Consumer Price Index (CPI). If in any calendar year during the term and of any renewal or extension of the term hereof, the annual CPI year 2003, which is hereby designated as the base year, then, in addition to the rent fixed in this Lease, the

Tenant will pay a sum equal to the amount by which such CPI exceeds the CPI for the base year, inclusive of any increase during any such calendar year. Such sum will be considered as additional rent and will be paid in as many equal installments as there are months remaining in the calendar year in which such CPI exceed the CPI for the base year, on the first day of each month in advance, during the remaining months of that year. If the term hereof commences after the first day of January or terminates prior to the last day of December in any year, then such additional rent resulting from a CPI increase will be proportionately adjusted for the fraction of the calendar year involved. Any increase shall not exceed a cap of five (5%) percent in any one year.

      31. Liens. If any construction or other liens are created or, filed against the Premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant will, upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any lien claims that may have been filed. Failure to do so, will entitle the Landlord to resort to such remedies as are provided in this Lease for any default of this Lease, in addition to such as are permitted by law.

      32. Waiver of Subrogation Rights. The Tenant waives all rights of recovery against the Landlord or the Landlord's agents, employees or other representatives for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant will obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

      33. Security. The Tenant has deposited with the Landlord the sum of $5,850.00 (the "Security Deposit") as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Such Security Deposit will be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such Security Deposit, to make good any default by the Tenant, and the Tenant will, on demand, promptly restore the Security Deposit to its original amount. The Landlord will assign or transfer the Security Deposit, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to the Premises, and the assignee will be; one liable for the repayment thereof as provided in this Lease, and the assignor will be released by the Tenant from all liability to return such Security Deposit. This provision will be applicable to every change in title and does not permit the Landlord to retain the Security Deposit after termination of the Landlord's ownership. The Tenant will not mortgage, encumber or assign the Security Deposit without the written consent of the Landlord.

      34. Estoppel Certificates. The Tenant will at any time and from time to time upon not less than ten (10) days' prior notice by the Landlord, execute, acknowledge and deliver to the Landlord or any other party specified by the Landlord, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications) and the dates to which the rent, additional rent and other charges have been paid, and stating whether or not, to the knowledge of the signer of such certificate, the Tenant or the Landlord is in default in performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which the signer may have knowledge, as well as certifying to such other matters as the Landlord or the intended recipient of such certificate may reasonably request.

      35. Conformation with Laws and Regulations. The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming such clause with the provisions of the statutes or the regulations of any governmental agency as if the particular provisions of the applicable statutes or regulations were set forth at length in this Lease.

      36. Number and Gender. In all references in this Lease to any parties, persons or entities, the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of this Lease may require. All the terms, covenants and conditions contained in this Lease will be for and will inure to the benefit of and will bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

In Witness Whereof, the parties have signed this Lease, or caused. these presents to be signed by their proper officers or other representatives, the day and year first above written.

Witnessed or Attested by:
(Seal) Future Land Investments, Inc.

BY:/s/   [Landlord]
   --------------------------------------
         Landlord

(Seal) Two Rivers Community Bank

BY:/s/ Barry B. Davall, President & CEO
   --------------------------------------
         Tenant

                                 LEASE ADDENDUM
                           BUSINESS AND COMMERCIAL USE

      THIS LEASE ADDENDUM, made the 30th of June 2003,

      BETWEEN Futureland Investments, Inc., referred to as the "Landlord", whose address is 149 Durham Road, South Plainfield, New Jersey 07080

      AND Two River Community Bank, referred to as the "Tenant", whose address is 1250 Highway 35 South, Middletown, New Jersey.

1. Lease. This Lease Addendum modifies a Lease Agreement, dated January 28, 2003, between the Landlord and the Tenant with regard to the premises located at 500-502 Angel Street and Highway 35, Aberdeen, New Jersey. The Terms of the Lease Agreement, except as modified in the within Lease Addendum, shall continue to be binding upon the Landlord and the Tenant.

2. Rent. The rent shall be increased by $250.00 to $2250.00 a month as rent to September 30, 2003, and thereafter to $4,150 a month, due on the 1st day of each month. This increase is due to the agreement of Landlord to permit the Tenant to tear down a building which the Landlord was going to renovate and rent, and will be effective with the August rent payment.

In Witness Whereof, the parties have signed this Lease Addendum, or caused these presents to be signed by their proper officers or other representatives, the day and year first above written.

(Seal) Futureland Investments, Inc.            (Seal)Two Rivers Community Bank

BY:/s/   [Landlord]                             BY:/s/ Michael J. Gormley, EVP
   ---------------------------------               ---------------------------
         Landlord                                            Tenant